Filed Pursuant to Rule 497(e)

Registration File No. 333-184361

SharesPost 100 Fund

(the “Fund”)

Supplement dated August 26, 2014 to the Prospectus of the Fund dated March 20, 2014

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

1.	The information in the Prospectus is supplemented by updating the mailing address of the Fund and Investment Adviser on pages v, 25 and 48 of the Prospectus as follows:

“1370 Willow Road, Floor 2

Menlo Park, CA 94025”

2.	The information in the Prospectus is supplemented to reflect the replacement of (a) Ryan Stroub with Vera Mumm as Chief Financial Officer of the Fund on May 5, 2014 and (b) Jennifer Mortimer with Nicholas Boston as Interim Chief Compliance Officer of the Fund on June 6, 2014, and with Nicholas Boston and Julie Walsh as Co-Chief Compliance Officers of the Fund on August 12, 2014.

The first sentence under the heading labeled “Chief Compliance Officer” under the Sections “Prospectus Summary” on page 21 and “Management of the Fund” on page 52 of the Prospectus is deleted and replaced with the following:

“Foreside Compliance Services, LLC (“Foreside Compliance”) provides to the Fund the services of Nicholas Boston and Julie Walsh, the Co-Chief Compliance Officers of the Fund pursuant to a CCO Agreement (the “CCO Agreement”) between the Fund and Foreside Compliance.”

3.	The information in the Prospectus is supplemented to reflect the fact that the Investment Adviser no longer currently manages any other entities other than the Fund as follows:

(a)	On pages 2 and 48 of the Prospectus, the sentence beginning “The Investment Adviser manages multiple investment vehicles,[…]” shall be deleted.

(b)	On page 36 of the Prospectus, under the Risk Factor labeled “Our financial condition and results of operations will depend on our ability to achieve our investment objective.”, the first two sentences of the second paragraph shall be replaced with the following:

“Our Investment Adviser does not currently manage other pooled investment vehicles, but has in the past and may do so in the future. These investment vehicles are typically Delaware series limited liability companies, which hold the securities of one or more issuers of private company stock. If in the future the Investment Adviser advises one or more pooled investment vehicles, the management of such pooled investment vehicle(s) would require the time of the Investment Adviser’s professionals, and could distract them or slow the rate of investment in the Fund.”

4.	The information in the Prospectus is supplemented to revise the risk factor on page 40 with the heading “We operate in a highly competitive market for direct equity investment opportunities” by deleting the heading and risk factor and replacing it with the following:

“We operate in a highly competitive market for direct equity investment opportunities. If we are unable to make investments, it may have an adverse effect on our performance.

A large number of entities compete with us to make the types of direct equity investments that we target as part of our business strategy. We compete for such investments with a large number of private equity and venture capital funds, secondary market funds, other equity and non-equity based investment funds, investment banks and other sources of financing, including traditional financial services companies such as commercial banks and specialty finance companies. Many of our competitors are substantially larger than us and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a RIC. There can be no assurance that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make direct equity investments that are consistent with our investment objective. To the extent we are unable to make investments in Portfolio Companies, an over-allocation of our assets in cash could have an adverse effect on the overall performance of the Fund, as investments in cash and cash equivalents may not earn significant returns. This risk may be greater during our start-up phase, when investments in Portfolio Companies may represent a lower aggregate percentage of our assets than in later stages.

5.	The information in the Prospectus is supplemented to add the following sentence to the end of the first paragraph under the subheading “How to Purchase Fund Shares” under the heading “Plan of Distribution” on page 59 of the Prospectus:

“The Fund will be deemed to have received a purchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.”

6.	The information in the Prospectus is supplemented to add the following sentence to the end of the second paragraph under the subheading “Repurchase Amounts” under the heading “Quarterly Repurchases of Shares” on page 65 of the Prospectus:

“The Fund will be deemed to have received a repurchase order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order.”

7.	The information in the Prospectus is supplemented to delete the sales charge table on pages iv, 23 and 61 and replace it with the following:

Amount Invested	Sales Charge as a % of Offering Price	Sales Charge as a % of Amount Invested	Dealer Reallowance
Under $50,000	5.75%	6.10%	5.00%
$50,000 to $99,999	4.75%	4.99%	4.00%
$100,000 to $249,999	3.75%	3.90%	3.25%
$250,000 to $499,999	2.50%	2.56%	2.00%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and above	0.00%	0.00%	0.00%

Filed Pursuant to Rule 497(e)

Registration File No. 333-184361

SharesPost 100 Fund

(the “Fund”)

Supplement dated August 26, 2014 to the

Statement of Additional Information of the Fund dated March 20, 2014

This supplement updates information currently in the Statement of Additional Information (“SAI”). Retain this supplement with the SAI.

1.	The information in the Statement of Additional Information is supplemented by updating the mailing address of the Fund and Investment Adviser on pages 1, 2, 5 and 7 of the SAI as follows:

“1370 Willow Road, Floor 2

Menlo Park, CA 94025”

2.	The information in the SAI is supplemented to reflect the replacement of (a) Ryan Stroub with Vera Mumm as Chief Financial Officer of the Fund on May 5, 2014 and (b) Jennifer Mortimer with Nicholas Boston as Interim Chief Compliance Officer of the Fund on June 6, 2014, and with Nicholas Boston and Julie Walsh as Co-Chief Compliance Officers of the Fund on August 12, 2014.

The table and biographies in the SAI under the heading “Officers” on page 7 is amended to remove Ryan Stroub and Jennifer Mortimer and add the following:

Vera Mumm DOB: 3/25/72	Chief Financial Officer	Since May 5, 2014	Director of Finance of SP Investments Management, LLC; Director of Finance and Controller of SVB Capital with SVB Financial Group
Nicholas Boston DOB: 12/20/1986	Co-Chief Compliance Officer	Since June 6, 2014 (Interim Chief Compliance Officer) and since August 12, 2014 (Co-Chief Compliance Officer)	Fund Co-Chief Compliance Officer and Compliance Analyst, Foreside Compliance Services, LLC
Julie Walsh DOB: 10/7/1970	Co-Chief Compliance Officer	Since August 12, 2014	Managing Director, Compliance and NFA Member Services, Foreside Compliance Services, LLC; Fund Chief Compliance Officer

Vera Mumm has served as the Chief Financial Officer of the Fund since May 2014. Vera also currently serves as Director of Finance of the Investment Adviser, in which position she is responsible for financial strategy, reporting and operations. Prior to joining the Investment Adviser, Vera served as Director of Finance of SVB Capital, the venture capital arm of SVB Financial Group. Prior to that position, Vera spent five years as the Controller of SVB Capital, overseeing accounting operations, systems and financial reporting. Vera holds a Bachelor of Arts degree from Menlo College and a Master of Business Administration degree from Rice University, Jones Graduate School of Management. Vera is a Certified Public Accountant.

Nicholas P. Boston served as the Interim Chief Compliance Officer of the Fund from June 2014 to August 2014, and has served as the Fund’s Co-Chief Compliance Officer since August 2014. Nicholas also provides comprehensive and tailored adviser compliance consulting services for Foreside Compliance Services, LLC, to registered Commodity Pool Operators and Commodity Trading Advisors. Nicholas previously held internships at Goodwin Procter, LLP, Open Ocean Trading, LLC, and the Maine Department of Labor. Nicholas earned a B.S. in Political Science summa cum laude from Northeastern University, a J.D. magna cum laude from the University of Maine School of Law, and is a licensed attorney in the State of Maine and the State of Massachusetts.

Julie L. Walsh has served as Co-Chief Compliance Officer of the Fund since August 2014. Julie has over 20 years of experience in global compliance, legal and securities. In addition to her role as Managing Director in relation to business development initiatives and the provision of comprehensive and customized compliance consulting services to several clients in the CFTC/NFA Member Services space for Foreside Compliance Services, LLC, Julie serves as Fund CCO for three investment company clients and also provides adviser consulting services to Foreside clients. Prior to joining Foreside, Julie was CCO for Grantham, Mayo, Van Otterloo & Co. LLC (GMO) for 13 of her 15 years at GMO. During that time, she was responsible for the development, oversight and implementation of risk and compliance programs throughout GMO. Her compliance, regulatory and risk oversight responsibilities included quantitative and active equity, fixed income, hedge and private funds, real estate, private equity, timber, and other alternative investment strategies. Prior to her time at GMO, Julie worked at Ropes & Gray LLP for five years. Julie earned a B.A. from Boston College magna cum laude and an M.Ed., from Boston College Lynch School of Education.

3.	The information in the SAI is supplemented to reflect the fact that the Investment Adviser no longer currently manages any other entities other than the Fund as follows:

(a)	The last sentence of the paragraph under the heading “Portfolio Manager Conflict of Interest” on page 13 of the SAI shall be deleted and replaced with the following:

“This information is provided as of August 26, 2014.”

(b)	The tables labeled “Other Pooled Investment Vehicles Managed” and “Other Accounts Managed” under the section titled “Management” on page 14 of the SAI shall be replaced with the following:

Other Pooled Investment Vehicles Managed

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Sven Weber	0	$0	0	$0

Other Accounts Managed

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance-Based Fees	Total Assets of Performance-Based Fee Accounts
Sven Weber	0	$0	0	$0

4.	The information in the Statement of Additional Information under the heading “Code of Ethics” is supplemented by deleting the last paragraph of that section on page 15 of the SAI and replacing it with the following:

“The codes of ethics of the Fund and the Investment Adviser can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1 (202)-551-8090. In addition, the codes of ethics of the Fund and the Investment Adviser are each available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. The codes of ethics of the Fund and the Investment Adviser may also be examined on the Internet from the Fund’s website (http://www.sharespost100fund.com). A copy of the codes of ethics of the Fund and the Investment Adviser may be obtained, after paying a duplicating fee, by electronic request to the Investment Adviser.”